AFL-CIO Housing Investment Trust N-Q

EX-99.CERTS

CERTIFICATION

I, Stephen Coyle, certify that:

1.       I have reviewed this report on Form N-Q of the AFL-CIO Housing Investment Trust (the “HIT”);

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the schedule of investments included in this report fairly presents in all material respects the investments of the HIT as of the end of the fiscal quarter for which the report is filed;

4.       The HIT’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the HIT and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the HIT, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the HIT’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the HIT’s internal control over financial reporting that occurred during the HIT’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the HIT’s internal control over financial reporting; and

5.       The HIT’s other certifying officer(s) and I have disclosed to the HIT’s auditors and the audit committee of the HIT’s board of trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the HIT’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the HIT’s internal control over financial reporting.

/s/ Stephen Coyle

Stephen Coyle

Chief Executive Officer

(Principal Executive Officer)

AFL-CIO Housing Investment Trust

Date: November 28, 2017

CERTIFICATION

I, Erica Khatchadourian, certify that:

1.       I have reviewed this report on Form N-Q of the AFL-CIO Housing Investment Trust (the “HIT”);

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the schedule of investments included in this report fairly presents in all material respects the investments of the HIT as of the end of the fiscal quarter for which the report is filed;

4.       The HIT’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the HIT and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the HIT, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the HIT’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the HIT’s internal control over financial reporting that occurred during the HIT’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the HIT’s internal control over financial reporting; and

5.       The HIT’s other certifying officer(s) and I have disclosed to the HIT’s auditors and the audit committee of the HIT’s board of trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the HIT’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the HIT’s internal control over financial reporting.

/s/Erica Khatchadourian

Erica Khatchadourian

Chief Financial Officer

(Principal Financial Officer)

AFL-CIO Housing Investment Trust

Date: November 28, 2017